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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of earliest event
  reported May 29, 1996

                         NORTHWEST AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

                                   95-4205287
                      (I.R.S. Employer Identification No.)

                                     0-23642
                            (Commission File Number)

                  2700 Lone Oak Parkway, Eagan, Minnesota 55121
                    (Address of principal executive offices)

                                 (612) 726-2111
                         (Registrant's telephone number)
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                  Item 7 Exhibits. The documents listed below are filed as
Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-2516) and the Registration Statement on Form S-3 (Registration No. 33-74772) (collectively, the "Registration Statements") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statements and the Preliminary Prospectus Supplement, dated May 29, 1996, to the Prospectus, dated May 3, 1996, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1996-1.

4(f)(1) Form of Trust Agreement [NW 1996 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(f)(2) Form of Amended and Restated Trust Indenture and Security Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(3) Form of Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(4) Form of First Amendment to Lease Agreement [NW 1996 B] between First Security Bank of Utah, National
                  Association, Lessor, and Northwest Airlines, Inc.,
                  Lessee

4(f)(5)           Form of Guarantee [NW 1996 B] from Northwest Airlines
                  Corporation

4(f)(6) Form of Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(7) Form of First Amendment to Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(f)(8) Form of Refunding Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National
                  Association, Owner Trustee, State Street Bank and Trust
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                  Company, Pass Through Trustee under each of the Pass Through
                  Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(m)(1) Form of Trust Supplement No. 1996-1A among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(m)(2) Form of Trust Supplement No. 1996-1B among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(m)(3) Form of Trust Supplement No. 1996-1C among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(m)(4) Form of Trust Supplement No. 1996-1D among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(n)(1) Form of Irrevocable Revolving Credit Agreement between State Street Bank and Trust Company of Connecticut, National Association, Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, Liquidity Provider

4(n)(2) Form of Intercreditor Agreement among State Street Bank and Trust Company, Trustee, Westdeutsche Landesbank Girozentrale, New York Branch, Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent and Trustee

23(a)(1)          Consent of Aircraft Information Services, Inc.

23(a)(2)          Consent of BK Associates, Inc.

23(a)(3)          Consent of Simat, Helliesen & Eichner, Inc.

23(a)(4)          Consent of Bingham, Dana & Gould, LLP
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 NORTHWEST AIRLINES CORPORATION

Dated: June 5, 1996                              By:  /s/ THOMAS SCHREIER, JR.
                                                 ------------------------------
                                                          Thomas Schreier, Jr.
                                                          Vice President,
                                                          Finance and
                                                          Assistant Treasurer

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Exhibit                            Exhibit Index
- -------                            -------------

4(f)(1) Form of Trust Agreement [NW 1996 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(f)(2) Form of Amended and Restated Trust Indenture and Security Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(3) Form of Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(4) Form of First Amendment to Lease Agreement [NW 1996 B] between First Security Bank of Utah, National
                  Association, Lessor, and Northwest Airlines, Inc.,
                  Lessee

4(f)(5)           Form of Guarantee [NW 1996 B] from Northwest Airlines
                  Corporation

4(f)(6) Form of Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(7) Form of First Amendment to Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(f)(8) Form of Refunding Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National
                  Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass
                  Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee
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4(m)(1)           Form of Trust Supplement No. 1996-1A among Northwest
                  Airlines Corporation, Guarantor, Northwest Airlines,
                  Inc., and State Street Bank and Trust Company, Trustee

4(m)(2) Form of Trust Supplement No. 1996-1B among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(m)(3) Form of Trust Supplement No. 1996-1C among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(m)(4) Form of Trust Supplement No. 1996-1D among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(n)(1) Form of Irrevocable Revolving Credit Agreement between State Street Bank and Trust Company of Connecticut, National Association, Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, Liquidity Provider

4(n)(2) Form of Intercreditor Agreement among State Street Bank and Trust Company, Trustee, Westdeutsche Landesbank Girozentrale, New York Branch, Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent and Trustee. Letter of Consent of Aircraft Information Services, Inc., to Northwest Airlines, Inc.

23(a)(1)          Consent of Aircraft Information Services, Inc.

23(a)(2)          Consent of BK Associates, Inc.

23(a)(3)          Consent of Simat, Helliesen & Eichner, Inc.

23(a)(4)          Consent of Bingham, Dane & Gould LLP